UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2007

DUKE ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

526 South Church Street, Charlotte, North Carolina 28202

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

DUKE ENERGY CAROLINAS, LLC

(Exact Name of Registrant as Specified in its Charter)

North Carolina	001-04928	56-0205520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

526 South Church Street, Charlotte, North Carolina 28202-1904

(Address of Principal Executive Offices, including Zip code)

(704) 594-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01. Other Events

On November 29, 2007 the North Carolina Utilities Commission (“NCUC”) issued a Notice of Decision and Order (“Notice”) in the matter of the Duke Energy Carolinas, LLC (“Duke Energy Carolinas” or the “Company”) investigation of existing rates, investigation of environmental compliance costs, and the Company’s proposed accounting for the Financial Accounting Standards Board’s Statement of Financial Accounting Standards No. 158 “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans”.

On October 5, 2007 the Company filed an Agreement and Stipulation of Partial Settlement (“Partial Settlement”) between Duke Energy Carolinas and all intervening parties, reflecting agreement on all but two significant issues in these matters; the treatment of ongoing merger savings resulting from the Duke Energy Corporation/Cinergy Corp. merger and the proposed amortization of the Company’s GridSouth development costs.

The Notice issued on November 29, 2007 indicates that the NCUC will hereafter issue a full order which will:

1.	Approve the Partial Settlement subject to the additional decisions set forth below. The Partial Settlement reflected an agreed to reduction in annual non-fuel base revenues of $233 million. It was designed to enable Duke Energy Carolinas to earn a rate of return of 8.57% on a North Carolina retail jurisdiction rate base, and an 11% return on the common equity component of the approved capital structure, which consists of 47% debt and 53% common equity.

2.	Approve a rate reduction of $287 million in annual non-fuel base revenues effective January 1, 2008. The difference between the $233 million and the $287 million reflects the impact of the treatment of GridSouth development costs and merger savings at issue in the rate proceeding, including gross receipts tax. The overall rate reduction will be offset by approximately $20 million due to the elimination of sharing of Bulk Power marketing profits through an annual rider.

a.	Reflects a 10-year amortization of the $29 million incurred by the Company in GridSouth development costs, retroactively to June 2002.

b.	Reflects acceptance of the Public Staff position to decrease base rates by $46 million to reflect an annualized level of merger savings.

3.	Authorize Duke to implement a one-time 12-month rate increment rider, effective January 1, 2008, to collect approximately $80 million from North Carolina retail customers for the benefit of its shareholders. This amount represents 58% of the annualized level of gross merger savings of $46 million to be reflected in rates over the next three calendar years.

With this Notice, the NCUC establishes rates that reflect 100% of the Company’s rate base and cost items as filed and updated for the test year 2006. Customers will benefit from base rate reductions of 15.6% to the industrial class, 6.2%-9.0% to the general class, and 4.7% to the residential class beginning in 2008. For the year 2008, these reductions will be partially offset by the 12 month increment rider described in item 3 above.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: November 30, 2007	By:	/s/ David L. Hauser
	Name: Title:	David L. Hauser Group Executive and Chief Financial Officer

DUKE ENERGYCAROLINAS, LLC

Date: November 30, 2007	By:	/s/ David L. Hauser
	Name: Title:	David L. Hauser Group Executive and Chief Financial Officer

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